UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 18, 2007
Date of Report
(Date of earliest event reported)
Total System Services, Inc.
(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1600 First Avenue, Columbus, Georgia		31901

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (706) 649-2267

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
Item 8.01 Other Events
On December 18, 2007, TSYS announced that the per share amount of the previously announced $600 million special cash dividend was determined to be $3.0309 per share, based on the number of TSYS shares outstanding as of the close of business on December 17, 2007. A copy of the press release issued by TSYS is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release of Total System Services, Inc., dated December 18, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

/s/ Kathleen Moates Kathleen Moates
Senior Deputy Counsel
Date: December 18, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release of Total System Services, Inc., dated December 18, 2007